As filed with the Securities and Exchange Commission on July 30, 1997

                                                       Registration No. 33-86158
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


                      Securities and Exchange Commission
                            Washington, D.C. 20549

                             - - - - - - - - - - -

                        POST-EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           - - - - - - - - - - - - -

                           ALLIANT TECHSYSTEMS INC.
            (Exact name of registrant as specified in its charter)


       Delaware                                       41-1672694
(State of Incorporation)                (I.R.S. Employer Identification No.)


               600 Second Street N.E., Hopkins, Minnesota 55343
              (Address of Principal Executive Offices) (Zip Code)


                   - - - - - - - - - - - - - - - - - - - - -

           ALLIANT TECHSYSTEMS INC. 1994 STOCK VALUE GUARANTEE PLAN
                             (Full title of plan)

                              - - - - - - - - - -

                       Daryl L. Zimmer, General Counsel
                            600 Second Street N.E.
                           Hopkins, Minnesota 55343
                                (612) 931-6140
           (Name, address and telephone number of agent for service)

                               Explanatory Note

     This amendment deregisters 194,158 Alliant Techsystems Inc. Common Stock Value Guarantees ("SVG's") that were previously registered under this Registration Statement. These SVG's were unsold when the SVG's expired on June 30, 1997, as of which date the offering was terminated.

                                  SIGNATURES

     Pursuant to the requirement of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hopkins, State of Minnesota, on July 30, 1997.

                                    ALLIANT TECHSYSTEMS INC.



                               By: /s/Charles H. Gauck
                                      Charles H. Gauck
                                      Secretary

     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities indicated on July 30, 1997.

          Signature                      Title
          ---------                      -----

     Richard Schwartz*        Director, Chairman of the Board,
     Richard Schwartz         President and Chief Executive
                              Officer (Principal Executive
                              Officer)

     Scott S. Meyers*         Vice President and Chief
     Scott S. Meyers          Financial Officer (Principal
                              Financial Officer)

     Paula J. Patineau*       Vice President and Controller
     Paula J. Patineau        (Principal Accounting Officer)

     R. Keith Elliott*        Director
     R. Keith Elliott

     Thomas L. Gossage*       Director
     Thomas L. Gossage

     Joel M. Greenblatt*      Director
     Joel M. Greenblatt

     Jonathan G. Guss*        Director
     Jonathan G. Guss

     David E. Jeremiah*       Director
     David E. Jeremiah

     Gaynor N. Kelley*        Director
     Gaynor N. Kelley

     Joseph F. Mazzella*      Director
     Joseph F. Mazzella

     Daniel L. Nir*           Director
     Daniel L. Nir


                              *By: /s/Charles H. Gauck
                                      Charles H. Gauck
                                      Attorney-in-Fact

                                 EXHIBIT INDEX



Exhibit
Number        Description            Method of Filing
------        -----------            ----------------

  24       Powers of Attorney    Filed herewith electronically